UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2006

AUDIBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26529	22-3407945
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Willowbrook Boulevard, Wayne, NJ	07470
(Address of Principal Executive Offices)	(Zip Code)

(973) 837-2700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 2, 2006, Audible, Inc. (“Audible” or the “Company”) announced its financial results for the fiscal year and fiscal quarter ended September 30, 2006 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Measures

To supplement the Company’s consolidated financial statements presented in accordance with GAAP, Audible uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP income (loss) from operations, non-GAAP net (loss) income, and non-GAAP net (loss) income per share. Non-GAAP figures exclude the impact of employee stock-based compensation expenses. Audible’s reference to these measures should be considered in addition to results that are prepared under U.S. GAAP but should not be considered a substitute for results that are presented in accordance with GAAP.

These non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance and the company’s prospects for the future and provide further information for comparative information due to the adoption of the new accounting standard FAS 123(R) on January 1, 2006. The Company believes the non-GAAP measures provide useful information to both management and investors by excluding the non-cash impact of employee stock-based compensation expenses, which may not be indicative of the company’s core operating results and business outlook.

Additionally, management believes that free cash flow, a non-GAAP measure, is a useful measure of liquidity because it includes cash provided by operating activities as well as the impact of cash used for investment in property and equipment and capitalized software development costs.

Management also presents total cash sales. The measure total cash sales is defined as change in deferred revenue plus consolidated net sales. Management believes that total cash sales is a useful measure when understanding the increase in deferred revenue.

Reconciliation to the nearest GAAP measure of all non-GAAP measures included in this press release can be found in the financial table included on page 6.

ITEM 8.01. OTHER EVENTS.

On November 2, 2006, the Company issued a press release announcing the appointment of William H. Mitchell as the Company’s new Chief Financial Officer upon his commencement of employment later this month.  A copy of this press release is attached to this report as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Shell Company Transactions - Not Applicable

d) Exhibits:

99.1 Press Release dated November 2, 2006 regarding financial results.
99.2 Press Release dated November 2, 2006 regarding appointment of Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 2, 2006	Audible, Inc.
/s/	Donald R. Katz
By:	Donald R. Katz
Title:	Chief Executive Officer